SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             WASHINGTON MUTUAL, INC.
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             (Exact name of registrant as specified in its charter)



               Washington                                 91-1653725
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



                  1260 Third Avenue, Seattle, Washington 98101
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              (Address of principal executive offices and zip code)



Securities  Act  registration  statement file number to which this form relates:
333-4738

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                           Name of each exchange on which
    to be so registered                           each class is to be registered
-----------------------                           ------------------------------
8% Corporate Premium Income Equity                New York Stock Exchange
Securities
Series H Preferred Stock                          New York Stock Exchange
Stock Purchase Contracts                          New York Stock Exchange


          Securities to be registered  pursuant to Section 12(g) of the Act:



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                                (Title of Class)


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Incorrect date was on original signature page.

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                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.


By:    /s/ Fay L. Chapman
       ------------------
       Fay L. Chapman
       Senior Executive Vice President





Date:  February 8, 2001

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